Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-91860) pertaining to the 2002 Stock Incentive Plan with respect to the consolidated financial statements and schedule of Franklin Street Properties Corp. included in this Annual Report on Form 10-K for the year ended December 31, 2002.

                                            BDO Seidman, LLP

Boston, MA
March 24, 2003